                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 29, 1998


                        DIAMOND MULTIMEDIA SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


      0-25580                                           77-0390654
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)



                              2880 Junction Avenue
                           San Jose, California 95134
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 325-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                        DIAMOND MULTIMEDIA SYSTEMS, INC.

                                   FORM 8-K/A
                           AMENDMENT TO CURRENT REPORT

TABLE OF CONTENTS

Micronics Computers, Inc. Unaudited Condensed Statement of Operations for the
 Three Months and Nine Months Ended June 30, 1998 ...........................  2

Unaudited Pro Forma Consolidated Condensed Statement of Operations for the
 Year Ended December 31, 1997 ................................................ 3

Unaudited Pro Forma Consolidated Condensed Statement of Operations for the
 Six Months Ended June 30, 1998 .............................................. 3

Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 1998 . 4

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K originally filed with the Securities and Exchange Commission on July 14, 1998.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                           Micronics Computers, Inc.
                        UNAUDITED CONDENSED STATEMENT OF
                   OPERATIONS For the Three Months Ended June
                30, 1998 (In thousands, except per share amounts)

                                           Three Months     Nine Months
                                               Ended June 30, 1998
                                           ----------------------------
Net sales .............................      $  8,140        $ 66,610
Cost of sales .........................        20,740          74,397
                                             --------        --------
Gross profit ..........................       (12,600)         (5,787)
                                             --------        --------
Operating expenses:
   Research and development ...........           997           3,716
   Selling, general and administrative          5,988          13,080
                                             --------        --------
      Total operating expenses ........         6,985          16,796
                                             --------        --------
Loss from operations ..................       (19,585)        (22,583)
                                             --------        --------
Other income (expense):
Interest income, net ..................           200             797
Other expense, net ....................           (80)           (177)
                                             --------        --------
Loss before income taxes ..............       (19,465)        (21,963)
Provision (benefit) for income taxes ..            --              --
                                             --------        --------
Net loss ..............................      $(19,465)       $(21,963)
                                             ========        ========











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

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997
                    (In thousands, except per share amounts)

                                               Diamond
                                              Multimedia          Micronics        Pro Forma      Pro Forma
                                             Systems, Inc.      Computers, Inc.(3) Adjustments   Consolidated
                                            -----------------------------------------------------------------
Net sales .................................    $ 443,281          $  82,547     $      --        $ 525,828
Cost of sales .............................      387,486             76,222            --          463,708
                                            --------------------------------------------------------------
Gross profit ..............................       55,795              6,325            --           62,120
                                            --------------------------------------------------------------
Operating expenses:
   Research and development ...............       24,886              5,176            --           30,062
   Selling, general and administrative ....       85,684             12,614            --           98,298
   Amortization of intangibles ............        3,006                 --         3,936 (2)        6,942
   Write-off of intangibles ...............        9,938                 --            --            9,938
                                            --------------------------------------------------------------
      Total operating expenses ............      123,514             17,790         3,936          145,240
                                            --------------------------------------------------------------
Income (loss) from operations .............      (67,719)           (11,465)       (3,936)         (83,120)
Other income (expense):
Interest income, net ......................        1,696              1,136            --            2,832
Other income (expense), net ...............          873               (345)           --              528
                                            --------------------------------------------------------------
Loss before income taxes ..................      (65,150)           (10,674)       (3,936)         (79,760)
Benefit for income taxes ..................      (19,545)                --            --          (19,545)
                                            --------------------------------------------------------------
Net loss ..................................    $ (45,605)         $ (10,674)    $  (3,936)       $ (60,215)
                                            ==============================================================
Net loss per common share .................    $   (1.33)                                        $   (1.75)
Shares used in computing per share amounts        34,322                                            34,322


       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                    (In thousands, except per share amounts)

                                               Diamond
                                              Multimedia       Micronics      Pro Forma     Pro Forma
                                             Systems, Inc.  Computers, Inc.  Adjustments  Consolidated
                                             ---------------------------------------------------------
Net sales .................................    $ 358,543     $  19,013     $    (791)(1)    $ 376,765
Cost of sales .............................      296,454        31,132          (694)(1)      326,892
                                             --------------------------------------------------------
Gross profit ..............................       62,089       (12,119)          (97)          49,873
                                             --------------------------------------------------------
Operating expenses:
   Research and development ...............       14,260         2,144           (23)(1)       16,381
   Selling, general and administrative ....       46,905         8,407           (41)(1)       55,271
   Amortization of intangibles ............          488            --         1,968 (2)        2,456
   Restructuring expenses .................        1,384            --            --            1,384
                                             --------------------------------------------------------
      Total operating expenses ............       63,037        10,551         1,904           75,492
                                             --------------------------------------------------------
Income (loss) from operations .............         (948)      (22,670)       (2,001)         (25,619)
                                             --------------------------------------------------------
Other income (expense):
Interest income, net ......................          493           442            (6)(1)          929
Other income (expense), net ...............          (55)           63           (29)(1)          (21)
                                             --------------------------------------------------------
Loss before income taxes ..................         (510)      (22,165)       (2,036)         (24,711)
Benefit for income taxes ..................         (153)           --            --             (153)
                                             --------------------------------------------------------
Net loss ..................................    $    (357)    $ (22,165)    $  (2,036)       $ (24,558)
                                             ========================================================
Net loss per common share ................     $   (0.01)                                   $   (0.71)
Shares used in computing per share amounts        34,799                                       34,799


(1) Record the elimination of Micronics operating results from June 27, 1998 through June 30, 1998. The results of this period are included in the operating results for both the Company and Micronics.
(2) Reflects additional amortization expense of goodwill as if the acquisition of Micronics had occurred at the beginning of the period presented. Goodwill is amortized on a straight-line basis over five years. Such amortization is based on an estimate of the value of goodwill and may change based upon the final determination of the fair value of net assets acquired from Micronics and the allocation of excess purchase price between goodwill and in-process technology.
(3) Micronics Computers, Inc. fiscal year ended September 30, 1997. Pro forma fiscal year ended December 31, 1997 was determined by subtracting Micronics' quarter ended December 31, 1996 from its reported fiscal year results and then adding its quarter ended December 31, 1997 results.


            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                  June 30, 1998
                    (In thousands, except per share amounts)

                                                      Diamond
                                                     Multimedia       Micronics       Pro Forma       Pro Forma
                                                    Systems, Inc.   Computers, Inc.  Adjustments     Consolidated
                                                    -------------------------------------------------------------
                               ASSETS
Current Assets:
   Cash and short-term investments ...............    $ 103,810     $  11,400        $      --        $ 115,210
   Accounts receivable ...........................      101,558           591               --          102,149
   Inventories ...................................       89,619         4,240               --           93,859
   Deferred income taxes and other current assets        29,835           942               --           30,777
                                                      ---------------------------------------------------------
      Total current assets .......................      324,822        17,173               --          341,995
   Property, plant and equipment, net ............       22,101         4,249            4,025(1)        30,375
   Goodwill and other intangibles, net ...........        9,553            --           19,678(2)        29,231
                                                      ---------------------------------------------------------
      Total assets ...............................    $ 356,476     $  21,422        $  23,703        $ 401,601
                                                      =========================================================

                         LIABILITIES
Current Liabilities:
   Current portion of long-term debt .............    $  49,954     $      --        $      --        $  49,954
   Trade accounts payable ........................       92,944         7,867                0          100,811
   Accrued liabilities ...........................       26,619         4,319           32,725(3)        63,663
   Income taxes payable ..........................            0           145                0              145
                                                      ---------------------------------------------------------
      Total current liabilities ..................      169,517        12,331           32,725          214,573
   Long term debt, net of current portion ........        1,718            --               --            1,718
   Deferred taxes ................................           --            --               --               --
                                                      ---------------------------------------------------------
      Total liabilities ..........................      171,235        12,331           32,725          216,291
                                                      ---------------------------------------------------------

                     STOCKHOLDERS' EQUITY
Paid-in capital ..................................      313,057        31,094          (31,094)(4)      313,057
Distributions in excess of net book value ........      (56,775)           --               --          (56,775)
Accumulated deficit ..............................      (71,041)      (22,003)          22,003(4)       (70,972)
                                                             --            --               69(4)            --
                                                      ---------------------------------------------------------
   Total stockholders' equity ....................      185,241         9,091           (9,022)         185,310
                                                      ---------------------------------------------------------
      Total liabilities and stockholders' equity .    $ 356,476     $  21,422        $  23,703        $ 401,601
                                                      =========================================================



(1) Adjustment to recognize difference between fair market value of the Micronics owned office building and net book value of the building.
(2) Adjustment to record goodwill of $19.7 million relating to the purchase of Micronics. The purchase price allocation may change upon determination of total purchase price and appraisal of the fair value of the net assets acquired from Micronics.
(3) Adjustment to record the liability of the purchase price for Micronics. Proceeds were paid in July 1998.
(4)    To adjust stockholders' equity for the acquisition of Micronics.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIAMOND MULTIMEDIA SYSTEMS, INC.


Dated:  September 14, 1998             By:  /s/ James M. Walker
                                            -------------------
                                            James M. Walker
                                            Senior Vice President and
                                            Chief Financial Officer



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